UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT	October 29, 2012

(DATE OF EARLIEST EVENT REPORTED)	October 29, 2012

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800
Houston, Texas 77046
(Address of principal executive office)

(866) 913-2122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 9e-4(c) under the Exchange Act (17 CFR 240.9e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2012, the Registrant issued a press release providing information on its results of operations for the third quarter ended September 30, 2012. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 2.02 and in Exhibit 99.1 in this Current Report are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 and in Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Boardwalk Pipeline Partners, LP, News Release, issued October 29, 2012, providing information on results of operations for the third quarter ended September 30, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP
By: BOARDWALK GP, LP,
its general partner
By: BOARDWALK GP, LLC,
its general partner
By: /s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial and Administrative Officer

Dated: October 29, 2012